Agile Funds, Inc.

Agile Multi-Strategy Fund

SUPPLEMENT DATED DECEMBER 20, 2006 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 25, 2006

On December 18, 2006, the Board of Directors of the Agile Multi-Strategy Fund directed the officers to prepare for an orderly liquidation of the Fund, subject to necessary shareholder approvals, if any, under applicable law.  The proposed effective date for the liquidation has yet to be determined.

Effective the close of business on December 19, 2006, in light of the proposed liquidation:

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The Fund is closed to new investors and to additional investments by existing shareholders in preparation for the liquidation.

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The Board has requested and received from Tactical Allocation Services, LLC, a contractual waiver of the management fee commencing January 1, 2007 through the completion of the liquidation.

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The Board has terminated the Distribution and Service Plan for the Fund (Rule 12b-1 Plan).

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The Board has terminated the 1.00% redemption fee previously applicable to redemptions made within 60 calendar days after the date of purchase.  Shareholders may now redeem at any time without being subject to the redemption fee.

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